UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2009

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50884	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On December 15, 2009, Stereotaxis, Inc. (the “Company”) entered into that certain First Loan Modification Agreement (the “Agreement”) with Silicon Valley Bank (the “Bank”) to amend the terms of that certain Loan and Security Agreement, dated March 11, 2009, by and between the Company and the Bank (the “Original Agreement”). The following describes the material modifications to the Original Agreement effected by the Agreement.

The Agreement extends the maturity date on the Company’s revolving line of credit until March 31, 2011. The Agreement sets the maximum amount of credit that potentially may be extended to the Company by the Bank at $30 million, which includes a $10 million sublimit for funds advanced subject to certain investor guarantees. As previously announced, Alafi Capital Company LLC and certain affiliates of Sanderling Venture Partners, stockholders of the Company, have executed a $10 million unsecured loan commitment to the Company, pursuant to which the stockholders have provided guarantees in favor of the Bank, severally but not jointly and severally, of amounts borrowed by the Company from the Bank (subject to the $10 million sublimit). The Agreement also adjusts the Company’s tangible net worth requirements for the monthly period ending October 31, 2009 and each monthly period thereafter.

On December 15, 2009, the Company and a wholly-owned subsidiary of the Company (the “Subsidiary”) also entered into that certain Export-Import Bank First Loan Modification Agreement (the “Ex-Im Agreement”) with the Bank to amend the terms of that certain Export-Import Bank Loan and Security Agreement, dated March 11, 2009, by and among the Bank, the Company and the Subsidiary (the “Original Ex-Im Agreement”). The Ex-Im Agreement modifies the Original Ex-Im Agreement to reflect the extension of the maturity date and maximum amount of credit of the Company’s revolving line of credit, as described above, and to revise certain definitions.

A copy of the Agreement is being filed as Exhibit 10.1 hereto and a copy of the Ex-Im Agreement is being filed as Exhibit 10.2 hereto, and the information contained therein is hereby incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	First Loan Modification Agreement (Domestic), by and between Silicon Valley Bank and Stereotaxis, Inc., dated December 15, 2009.

10.2	Export-Import Bank First Loan Modification Agreement, by and among Silicon Valley Bank, Stereotaxis, Inc. and Stereotaxis International, Inc., dated December 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: December 21, 2009	By:	/s/ DANIEL J. JOHNSTON
	Name:	Daniel J. Johnston
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
10.1	First Loan Modification Agreement (Domestic), by and between Silicon Valley Bank and Stereotaxis, Inc., dated December 15, 2009.

10.2	Export-Import Bank First Loan Modification Agreement, by and among Silicon Valley Bank, Stereotaxis, Inc. and Stereotaxis International, Inc., dated December 15, 2009.